THE NORTH COUNTRY EQUITY GROWTH FUND

THE NORTH COUNTRY INTERMEDIATE BOND FUND

each a series of

THE NORTH COUNTRY FUNDS (the “Trust”)

Supplement Dated April 30, 2009 to the Statement of Additional Information Dated March 31, 2009 (the “SAI”)

Reference is made to the section entitled “TRUSTEES AND EXECUTIVE OFFICERS,” beginning on page 22 of the SAI.

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At a Board of Trustees’ meeting held on April 28, 2009, Mr. Alan E. Redeker, Independent Trustee, was elected to the position of Chairman of the Board.

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The information pertaining to each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”), contained in the second table under this section is deleted in its entirety and replaced with the following:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustee
John E. Arsenault** Age: 62	Trustee Appointee Awaiting Shareholder Election	Service not yet commenced***	President, North Country Investment Advisers, Inc. (2000- Present); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-Present)	2	None

** Mr. Arsenault is an “interested person” because he is an officer of the Adviser.

*** Mr. Arsenault was appointed as a Trustee at a Board of Trustees’ meeting held on April 28, 2009, subject to and effective upon election by shareholders of the Trust at a shareholder meeting scheduled to be held within the next few months.

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The information contained in the second table on page 23 with respect to positions held by interested trustees and officers with affiliated persons or the principal underwriter of the Trust is deleted in its entirety and replaced with the following:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITER OF THE FUNDS
John E. Arsenault	North Country Investment Advisers, Inc., President Glens Falls National Bank & Trust Company, Executive Vice President and Head of the Trust & Investment Group

Charles J. Herrick	Glens Falls National Bank & Trust Company, Vice President

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The information contained in the sub-section entitled “Board Committees”, located on page 24,  is deleted in its entirety and replaced with the following:

BOARD COMMITTEES

The Audit Committee, Nominating Committee and Special Proxy Voting Committee of the Board are each composed of each of the Independent Trustees (Messrs. Alan E. Redeker, Joseph M. Grossi, George R. Coughlan, III and John C. Olsen).  Mr. Olsen acts as the chairperson of the Audit Committee and Mr. Coughlan acts as the chairperson of the Nominating Committee.  The Audit Committee oversees each Fund's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants.  The Audit Committee met two times during the fiscal year ended November 30, 2008.  The Nominating Committee recommends candidates for appointment or election to serve as Trustees of the Trust.  The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s investment adviser (see Proxy Voting Policy and Procedures below).  The Nominating Committee and the Special Proxy Voting Committee did not meet during the fiscal year ended November 30, 2008.

Please retain this supplement for future reference.